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                                                                     EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement Nos. 33-26977, 33-36379, 33-50746, 333-00733, 333-00749, 333-00755, 333-00757, 333-
09387, 333-33327, 333-75383 and 333-77599 of Computer Sciences Corporation on Forms S-8 of our report dated May 26, 1999, appearing in this Annual Report on Form 10-K of Computer Sciences Corporation for the year ended April 2, 1999.

DELOITTE & TOUCHE LLP
Los Angeles, California
June 22, 1999